                              DERIVED INFORMATION

                                     [LOGO]

                     $420,000,000 Certificates (approximate)
                   Delta Funding Home Equity Loan Trust 1999-2

                  Delta Funding Corporation (Seller & Servicer)

                   Delta Funding Home Equity Loan Trust 1999-2

                                                 To Maturity
-----------------------------------------------------------------------------------------------------------
                                                                 Est.
                                                       Est.      Prin.   Expected    Stated       Expected
              Approx.                          Tsy.    WAL      Window     Final      Final       Ratings
 Class         Size       Group     Type      BMark   (yrs)     (mos)    Maturity   Maturity    (S&P/Fitch)
 -----       --------     -----     ----      -----   -----     ------   --------   --------    -----------
A-1F      123,276,000       F     Fxd - Seq   Curve    1.00      1 - 22    04/15/01   2/15/18      AAA/AAA
A-2F       56,861,000       F     Fxd - Seq   Curve    2.25     22 - 33    03/15/02   2/15/23      AAA/AAA
A-3F       27,651,000       F     Fxd - Seq   Curve    3.10     33 - 43    01/15/03   5/15/25      AAA/AAA
A-4F       18,534,000       F     Fxd - Seq   Curve    4.00     43 - 53    11/15/03   7/15/26      AAA/AAA
A-5F       21,609,000       F     Fxd - Seq   Curve    5.09     53 - 71    05/15/05  10/15/27      AAA/AAA
A-6F       32,569,000 (1)   F     Fxd - Seq   Curve   10.32     71 - 218   08/15/17   8/15/30      AAA/AAA
A-7F       37,000,000       F     Fxd - NAS   Curve    6.67     38 - 216   06/15/17   8/15/30      AAA/AAA
M-1        17,850,000       F     Fxd - Mez   Curve    6.13     37 - 169   07/15/13   8/15/30       AA/AA
M-2        17,850,000       F     Fxd - Mez   Curve    6.04     37 - 154   04/15/12   8/15/30        A/A
B          16,800,000       F     Fxd - Sub   Curve    5.65     37 - 130   04/15/10   8/15/30     BBB-/BBB-
A-1A       50,000,000 (1)   A      FLT - PT  1 m LI    2.78      1 - 218   08/15/17   8/15/30      AAA/AAA


                                                 To 10% Call
-----------------------------------------------------------------------------------------------------------
                                                                 Est.
                                                       Est.      Prin.   Expected    Stated       Expected
              Approx.                          Tsy.    WAL      Window     Final      Final       Ratings
 Class         Size       Group     Type      BMark   (yrs)     (mos)    Maturity   Maturity    (S&P/Fitch)
 -----       --------     -----     ----      -----   -----     ------   --------   --------    -----------
A-6F      32,569,000 (1)    F     Fxd - Seq   Curve     7.87     71 - 101  11/15/07   8/15/30      AAA/AAA
A-7F      37,000,000        F     Fxd - Seq   Curve     6.50     38 - 101  11/15/07   8/15/30      AAA/AAA
M-1       17,850,000        F     Fxd - Mez   Curve     5.61     37 - 101  11/15/07   8/15/30       AA/AA
M-2       17,850,000        F     Fxd - Mez   Curve     5.61     37 - 101  11/15/07   8/15/30        A/A
B         16,800,000        F     Fxd - Sub   Curve     5.50     37 - 101  11/15/07   8/15/30     BBB-/BBB-
A-1A      50,000,000(1)     A     FLT - PT   1 m LI     2.66      1 - 101  11/15/07   8/15/30      AAA/AAA


                                  Pricing Speed
-------------------------------------------------------------------------------
Group I                 115% PPC

                        100% PPC assumes that prepayments start at 4% CPR in month one, increase by approximately 1.455% each month to 20% CPR in month twelve, and remain at 20% CPR thereafter.


Group II                30% CPR
-------------------------------------------------------------------------------

(1) Priced to call. The Class A-6F coupon increases by 50 bp per annum and the Class A-1A margin increases to twice its initial level after the Optional Clean-Up Call Date.

There will also be an offered Class IOF, which is an interest-only security which accrues interest at a 6.00% per annum Pass-Through Rate on its notional amount, initially $111,512,000. This Class is offered only by Lehman Brothers. See "Class IOF Notional Balance Schedule" for more detail.


                              Terms of the Offering

Issuer:                                Delta Funding Home Equity Loan Trust 1999-2

Offered Certificates:                  $370,000,000 Group F Certificates and Subordinate Certificates
                                       $50,000,000 Group A Certificates

Seller and Servicer:                   Delta Funding Corporation

Trustee and Custodian:                 Norwest Bank Minnesota, N.A.

Underwriters:                          Lehman Brothers (lead manager)
                                       Banc of America Securities (co-manager)
                                       Credit Suisse First Boston (co-manager)
                                       First Union Capital Markets (co-manager)

Expected Pricing Date:                 May 26 - 27

Expected Settlement Date:              June 17, 1999 through DTC, Euroclear and Cedelbank

Distribution Date:                     15th of each month, or the next succeeding Business Day
                                       (First Distribution Date: July 15, 1999)

Record Date:                           The last Business Day in the month preceding the applicable Distribution
                                       Date, or the Business Day immediately preceding the applicable
                                       Distribution Date in the case of the Class A-1A Certificates

Cut-Off Date:                          May 31, 1999, or the origination date of such Mortgage Loan, if later than May 31

Delay Days:                            14 days, or 0 days in the case of the Class A-1A Certificates

Day Count:                             30/360, or Actual/360 in the case of the Class A-1A Certificates

Servicing Fee:                         0.50% of the Aggregate Principal Balance of the Mortgage Loans

Optional Clean-up Call:                Any Distribution Date on or after which the Aggregate Principal Balance of the Mortgage Loans declines to 10% or less of the Aggregate Principal
                                       Balance as of the Cut-Off Date ("Cut-Off Date Pool Principal Balance")

Denomination:                          $25,000 and multiples of $1,000 in excess thereof

SMMEA Eligibility:                     The Certificates are not expected to be SMMEA eligible

ERISA Eligibility:                     The Certificates are expected to be ERISA eligible, except for the Class
                                       M-1, Class M-2 and Class B Certificates

Tax Status:                            The Offered Certificates will be treated as regular interests of a REMIC for federal income tax purposes


                        Terms of the Offering (continued)

Mortgage Loan Pool:                    o    Consists of fixed and adjustable rate closed-end mortgage
                                            loans, which accrue interest on an actuarial basis, secured by 1st and 2nd lien level pay and balloon mortgages on primarily 1-4 family properties.

                                       o    The Pool will be divided into two Groups:
                                            -  Loan Group F: Consists of all Mortgage Loans which accrue interest at a fixed rate
                                            -  Loan Group A: Consists of all Mortgage Loans which accrue interest at an adjustable rate, including those
                                                             loans which bear interest at a fixed rate for two
                                                             or three years before beginning to adjust
                                       o    For collateral statistics please see the "Collateral Summary"

Credit Enhancement:                    o    Subordination of excess interest
                                       o    Overcollateralization
                                       o    Subordination of subordinate classes of securities
                                       o    Please refer to "Credit Enhancement - Senior/Subordinate Structure"

Monthly Advances:                      The Servicer:
                                       (1)  is required to advance scheduled principal and interest (net of the Servicing Fee) for a delinquent Mortgage Loan until such loan becomes a Liquidated Mortgage Loan, but is not
                                            required to make any advance which the Servicer deems to be nonrecoverable
                                       (2)  The Servicer's right of reimbursement is limited to late collections of interest of any Mortgage Loan and to
                                            Liquidation and Insurance Proceeds on the related Mortgage
                                            Loan. The Servicer's right to reimbursement is senior to the rights of the Certificateholders

Servicer Advances:                     The Servicer:
                                       (1)  pays all "out-of-pocket" expenses to service these loans
                                       (2)  The Servicer's right of reimbursement is limited to late collections on the related Mortgage Loan, including
                                            Liquidation Proceeds, released property proceeds, Insurance
                                            Proceeds or other amounts otherwise related to such Mortgage
                                            Loan. The Servicer's right to reimbursement is senior to the rights of the Certificateholders

Compensating Interest:                 The Servicer:
                                       (1)  will be required to remit 30 days interest on the Principal
                                            Balance of any mortgage loan prepaid in full minus 1) the
                                            related Servicing Fee, and 2) any interest actually paid in connection with such prepayment

                                       (2)  has no right of reimbursement for Compensating Interest

                                       This liability is capped at the aggregate Servicing Fee for the most recent due period


                          Certificate Interest Payments

Group F Certificates and               o    Interest accrues during the month prior to the current
Subordinate Certificates:                   Distribution Date on a 30/360 basis at the respective fixed pass-through rate
                                       o    Interest is paid monthly on the Distribution Date
                                       o    Any interest due but unpaid from a prior Distribution Date will increase the interest payment due on the next Distribution Date, plus accrued interest at the applicable Pass-Through Rate
                                       o    Interest entitlement is reduced by a pro rata share of interest shortfalls due to application of the Soldiers' and Sailors' Civil
                                            Relief Act of 1940

Group A Certificates:                  o    Interest accrues from the last Distribution Date to the day preceding the current Distribution Date on an Actual/360 basis at the Class A-1A Pass-Through Rate
                                       o    The Class A-1A Pass-Through Rate is equal to the lesser of
                                            (a) 1 month LIBOR + the applicable margin, (b) [14]% and (c)
                                            the Group A Net WAC Cap (the lesser of (a) and (b), the
                                            "Formula Rate")
                                       o    Interest is paid monthly on the Distribution Date
                                       o    Any interest due but unpaid from a prior Distribution Date will increase the interest payment due on the next Distribution Date, plus accrued interest at the applicable Pass-Through Rate
                                       o    Interest entitlement is reduced by a pro rata share of interest shortfalls due to application of the Soldiers' and Sailors'
                                            Civil Relief Act of 1940

Step-up Coupons:                       If the Clean-up Call is not exercised, the Class A-6F Certificate Rate will increase by 0.50% and the margin on the Class A-1A Certificates will increase to twice the initial margin

Class A-1A LIBOR Carryover:            If the Class A-1A Pass-Through Rate is reduced to the Group
                                       A Net WAC Cap, any interest which would have accrued at the
                                       Formula Rate but is unpaid due to the Group A Net WAC Cap will be payable on the next Distribution Date, together with accrued interest at the then current Class A-1A Pass-Through Rate to the extent of Available Funds therefor

Group F Net WAC Cap:                   The Group F Net WAC Cap for any Distribution Date equals the lesser of:
                                       (A) the Group F Net WAC, and (B) the Group A Net WAC Cap

                                       The Group F Net WAC for any Distribution Date equals (A) the Group
                                       F Net Loan Rate minus (B) (x) the Class IOF Notional Balance, divided by (y) the Group F Principal Balance, multiplied by 6%

Group A Net WAC Cap:                   The Group A Net WAC Cap for any Distribution Date equals the Group A Net
                                       Loan Rate

The Net Loan Rate for either Loan Group is equal to (a) the weighted average
Mortgage Rate of all loans in such Loan Group for the related Due Period minus
(b) the sum of the trustee fee rate and servicing fee rate


                          Certificate Principal Payments

Group F Certificates:                  Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F,
                                       Class A-7F and Class IOF Certificates

Group A Certificates:                  Class A-1A Certificates

Senior Certificates:                   Class A-1F, Class A-2F, Class A-3F, Class A-4F, Class A-5F, Class A-6F,
                                       Class A-7F, Class IOF and Class A-1A Certificates

Subordinate Certificates:              Class M-1, Class M-2 and Class B Certificates

Principal Payments:                    Payments of Principal to each Group of Certificates are derived primarily from collections of principal on the related Loan Group

Credit Priority:                       Prior to month 37 (or while a Trigger Event is in effect):
                                       -    100% of principal will be allocated to the Senior Certificates
                                       Beginning in month 37 (and while no Trigger Event is in effect):
                                       -    Principal will be allocated between the Senior Certificates and the Subordinate Certificates to maintain the credit enhancement levels (including overcollateralization) at twice their respective intial target percentages of the then current Pool Principal Balance

Allocation of Principal Between        The Class A-1A Principal Distribution Amount ("PDA") equals the greater
the Senior Certificates:               of :
                                       -    The Group A Parity Amount
                                       -    The Senior PDA multiplied by the Class A-1A Pro Rata Percentage

                                       The Group A Parity Amount for any Distribution Date equals (a) the
                                       Class A-1A Principal Balance as of the Preceding Distribution
                                       Date, minus (b) the Loan Group A Principal Balance at the end of the related Due Period

                                       The Senior PDA for any Distribution Date equals the aggregate amount of principal to be paid to the Senior Certificates on the applicable Distribution Date

                                       The Class A-1A Pro Rata Percentage equals (a) the Class A-1A
                                       Principal Balance, divided by (b) the aggregate Principal Balance of the Senior Certificates, each as of the end of the preceding
                                       Distribution Date

Allocation of Principal Among          The Group F PDA equals the Senior PDA less the Class A-1A PDA.  The
the Group F Certificates:              Group F PDA will first be paid sequentially to Classes A-1F through
                                       A-6F. Class A-7F will begn paying in month 37, and will receive a principal distribution determined as follows:

                                       A-7F Principal = Shifting Percentage * Group F PDA * (Class A-7F
                                       Principal Balance/Aggregate Group F Certificate Balance)

                                       Distribution Date:        1 - 36     37 - 60     61 - 72     73 - 84    85 on...
                                                                 ------     -------     -------     -------    --------
                                       Shifting Percentage:        0%         45%          80%        100%       300%


                Credit Enhancement - Senior/Subordinate Structure

                                       -    Initial OC:        0.00%
Overcollateralization:                 -    Initial Target OC: 1.15% of Cut-Off Date Pool Principal Balance
                                       -    OC Floor:          0.50% of Cut-Off Date Pool Principal Balance

                                       The Target OC will step down after month 36 to the lesser of 2.30%
                                       of the outstanding Pool Principal Balance or 1.15% of the Cut-Off
                                       Date Pool Principal Balance, as long as a Trigger Event is not in effect

                                       If a Cumulative Loss Event is in effect, the Target OC will equal the Initial Target OC

                                       If a Delinquency Event is in effect, the Target OC will equal the
                                       Target OC as of the preceding Distribution Date

Credit Support Percentage:                     Before OC Stepdown                    After OC Stepdown
                                               ------------------                    -----------------
                                           Rating             Percent           Rating             Percent
                                           ------             -------           ------             -------
                                           AAA                13.65%            AAA                27.30%
                                           AA                  9.40%            AA                 18.80%
                                           A                   5.15%            A                  10.30%
                                           BBB-                1.15% (1)        BBB-                2.30% (1)
                                       (1)  Consists of the Target OC, assuming a Trigger Event is not in effect

Cross-collateralization:               Interest collections on the Group F loans will be available to build
                                       OC and cover certain shortfalls on the Group A Certificates, while interest collections on the Group A loans will be available to build OC and cover certain shortfalls on the Group F Certificates.

Trigger Event:                         The occurrence and continuation of a Delinquency Event or a Cumulative
                                       Loss Event as of the related Determination Date

Delinquency Event:                     In effect on any Distribution Date on which the 3 month average of the
                                       Delinquency Percentage exceeds 11%

Delinquency Percentage:                The ratio of (a) the aggregate Principal Balance of Mortgage Loans which are (1) 90 or more days delinquent or (2) in bankruptcy or foreclosure or (3) secured by REO properties divided by (b) the aggregate Principal
                                       Balance of the Mortgage Loans

Cumulative Loss Event:                 In effect if the Cumulative Net Losses for the applicable Distribution
                                       Date exceed the following percentages of the Cut-Off Date Pool Principal
                                       Balance:
                                                         Distribution     Cumulative
                                                             Date         Net Losses
                                                           37 - 48           2.00%
                                                           49 - 60           2.40%
                                                           61 - 72           2.70%
                                                           73 - 84           2.85%
                                                            85 on            3.00%

-----------------------------------------------------------------------------------------------------------------
                    Credit Enhancement - Senior/Subordinate Structure (continued)
-----------------------------------------------------------------------------------------------------------------


Allocation of Losses:                  Losses will be allocated in reduction of the Principal Balance of the most subordinate class then outstanding (ie. Class B, then Class M-2, and then Class M-1)

                                       Any such allocated losses increase the Principal Carryover Shortfall for such Class. Such Principal Carryover Shortfall amounts will be paid on later Distribution Dates to the extent of Available Funds therefor

                                       Interest, however, will not accrue on Principal Carryover Shortfalls
-----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                        Distribution Priorities
--------------------------------------------------------------------------------------------------------

On each Distribution Date the Trustee will apply the Available Funds from each Loan Group in the following order of priority, in each case, to the extent of funds remaining

Loan Group F:               1.  To pay the Trustee Fee on the Group F Certificates
                            2.  Concurrently to pay the Interest Distribution Amount on each
                                Class of Senior Certificates in Group F
                            3.  The remaining amount pursuant to "Remaining Amounts" below

Loan Group A:               1.  To pay the Trustee Fee on the Group A Certificates
                            2.  The Interest Distribution Amount on the Class A-1A Certificates
                            3.  The remaining amount pursuant to "Remaining Amounts" below

Remaining Amounts:          1.  Concurrently, to the Senior Certificates in both Certificate
                                Groups, the related Interest Distribution Amount not yet paid
                            2.  Sequentially, to the Class M-1, Class M-2 and Class B
                                Certificates, the related Class Monthly Interest Amount
                            3.  To the Senior Certificates, the Senior Principal Distribution
                                Amount, excluding any Subordination Increase Amounts
                            4.  Sequentially, to the Class M-1, Class M-2 and Class B
                                Certificates, the related Class Principal Distribution
                                Amount, excluding any Subordination Increase Amounts
                            5.  To the Offered Certificates, the Subordination Increase Amount,
                                allocated in the same manner as the Principal Distribution Amount exclusive of the Subordination Increase Amount
                            6.  To Class M-1, any related Class Interest Carryover Shortfall and then any related Class Principal Carryover Shortfall
                            7.  To Class M-2, any related Class Interest Carryover Shortfall and then any related Class Principal Carryover Shortfall
                            8.  To Class B, any related Class Interest Carryover Shortfall and then any related Class Principal Carryover Shortfall
                            9.  To the Class A-1A Certificates, the lesser of:
                                a)  LIBOR Carryover; and
                                b)  The Available LIBOR Carryover Amount from the LIBOR Carryover
                                    Fund
                            10. To the Residual Certificates, any remaining amounts
----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                         Net WAC Schedules
-----------------------------------------------------------------------------------------------------------------


                     Group F (1)                                              Group A (2)
                     -------                                                  -------

                      Net WAC                   Net WAC                     Net WAC                      Net WAC
    Period              Cap      Period           Cap        Period           Cap        Period            Cap
    ------              ---      ------           ---        ------           ---        ------            ---
       1               7.75        31             8.41          1             9.78         31             10.01
       2               7.74        32             8.38          2             9.78         32             10.01
       3               7.72        33             8.35          3             9.78         33             10.01
       4               7.77        34             8.48          4             9.78         34             10.01
       5               7.75        35             8.46          5             9.78         35             10.14
       6               7.72        36             8.43          6             9.78         36             10.42
       7               7.92        37             9.56          7             9.78         37             11.03
       8               7.90        38             9.56          8             9.78         38             11.03
       9               7.87        39             9.57          9             9.78         39             11.03
      10               7.94        40             9.57         10             9.78         40             11.03
      11               7.91        41             9.57         11             9.78         41             11.03
      12               7.87        42             9.57         12             9.78         42             11.03
      13               8.40        43             9.57         13             9.78         43             11.03
      14               8.38        44             9.57         14             9.78         44             11.03
      15               8.35        45             9.57         15             9.78         45             11.03
      16               8.40        46             9.57         16             9.78         46             11.03
      17               8.38        47             9.57         17             9.78         47             11.03
      18               8.35        48             9.57         18             9.78         48             11.03
      19               8.40        49             9.57         19             9.78         49             11.03
      20               8.38        50             9.57         20             9.78         50             11.03
      21               8.35        51             9.57         21             9.78         51             11.03
      22               8.41        52             9.57         22             9.82         52             11.03
      23               8.38        53             9.57         23             9.82         53             11.03
      24               8.35        54             9.57         24             9.87         54             11.03
      25               8.41        55             9.57         25            10.01         55             11.03
      26               8.38        56             9.57         26            10.01         56             11.03
      27               8.35        57             9.57         27            10.01         57             11.03
      28               8.41        58             9.57         28            10.01         58             11.03
      29               8.38        59             9.57         29            10.01         59             11.03
      30               8.35        60             9.57         30            10.01         60             11.03

------------------------------------------------------------------------------------------------------------------

(1)  Assuming the Group F loans prepay at 115% PPC
(2) Assuming (a) the Group A loans prepay at 30% CPR and (b) 6 month LIBOR remains constant at 5.0962%

--------------------------------------------------------------------------------
                         Net WAC Schedules (continued)
--------------------------------------------------------------------------------

                                Group A (1)
                                -------

                              Net WAC                    Net WAC
              Period            Cap        Period          Cap
              ------            ---        ------          ---
                 1              9.78         31           10.54
                 2              9.78         32           10.54
                 3              9.78         33           10.54
                 4              9.78         34           10.57
                 5              9.78         35           10.85
                 6              9.78         36           11.59
                 7              9.78         37           13.16
                 8              9.78         38           13.16
                 9              9.78         39           13.16
                10              9.78         40           13.19
                11              9.78         41           13.28
                12              9.78         42           13.56
                13              9.78         43           14.16
                14              9.78         44           14.16
                15              9.78         45           14.16
                16              9.78         46           14.18
                17              9.78         47           14.27
                18              9.78         48           14.55
                19              9.78         49           15.14
                20              9.78         50           15.14
                21              9.78         51           15.14
                22              9.86         52           15.14
                23              9.86         53           15.23
                24             10.01         54           15.47
                25             10.35         55           15.95
                26             10.35         56           15.95
                27             10.35         57           15.95
                28             10.38         58           15.95
                29             10.38         59           16.04
                30             10.43         60           16.27

--------------------------------------------------------------------------------

(1) Assuming (a) the Group A loans prepay at 30% CPR and (b) 6 month LIBOR immediately increases to 14%

--------------------------------------------------------------------------------
                      Class IOF Notional Balance Schedule
--------------------------------------------------------------------------------


The Class IOF Certificates are interest only securities which accrue interest at a Pass-Through Rate of 6.00%


The Notional Balance on which the Class IOF Certificates accrue interest is equal to the lesser of: (A) the aggregate Principal Balance of the Group F Mortgage Loans, and (B) the following Notional Balance schedule:

                            Month      Notional Balance
                            1 - 3          111,512,000
                            4 - 6          107,929,000
                            7 - 9           94,896,000
                          10 - 12           89,120,000
                          13 - 15           59,601,000
                          16 - 18           55,709,000
                          19 - 21           52,068,000
                          22 - 24           48,621,000
                          25 - 27           45,435,000
                          28 - 30           42,454,000
                          31 - 33           39,665,000
                          34 - 36           34,662,000
                            37 on                    0
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                       Sensitivity Analysis -- To Maturity
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Group A % of CPR                10%         15%          20%         30%         32%         35%        40%
Group F % of PPC                50%         75%         100%        115%        160%        175%       200%

Class A-1F
Yield @ 99.9987                5.869       5.824       5.784       5.760       5.703       5.685       5.657
Average Life (yrs.)             1.88        1.38        1.12        1.00        0.80        0.76       0.70
Window (mo.)                   1 - 46      1 - 32      1 - 25      1 - 22      1 - 17      1 - 16     1 - 14
Expected Final Mat.           4/15/03     2/15/02     7/15/01     4/15/01     11/15/00    10/15/00    8/15/00
Duration (yrs.)                 1.70        1.28        1.04        0.94        0.76        0.72       0.66

Class A-2F
Yield @ 99.9835                6.288       6.266       6.245       6.231       6.198       6.187       6.169
Average Life (yrs.)             4.98        3.41        2.60        2.25        1.71        1.58       1.41
Window (mo.)                  46 - 77     32 - 51     25 - 39     22 - 33     17 - 25     16 - 23     14 - 20
Expected Final Mat.           11/15/05    9/15/03     9/15/02     3/15/02     7/15/01     5/15/01     2/15/01
Duration (yrs.)                 4.15        2.98        2.33        2.04        1.58        1.46       1.31

Class A-3F
Yield @ 99.9894                6.559       6.541       6.523       6.510       6.480       6.470       6.454
Average Life (yrs.)             8.10        5.02        3.71        3.10        2.25        2.07       1.82
Window (mo.)                  77 - 120    51 - 71     39 - 52     33 - 43     25 - 30     23 - 27     20 -24
Expected Final Mat.           6/15/09     5/15/05     10/15/03    1/15/03     12/15/01    9/15/01     6/15/01
Duration (yrs.)                 6.10        4.15        3.20        2.72        2.03        1.88       1.67

Class A-4F
Yield @ 99.9923                6.761       6.746       6.730       6.720       6.686       6.676       6.661
Average Life (yrs.)            11.23        6.72        4.76        4.00        2.61        2.39       2.09
Window (mo.)                 120 - 150    71 - 97     52 - 64     43 - 53     30 - 33     27 - 30     24 - 27
Expected Final Mat.           12/15/11    7/15/07     10/15/04    11/15/03    3/15/02     12/15/01    9/15/01
Duration (yrs.)                 7.66        5.25        3.95        3.40        2.32        2.14       1.89

Class A-5F
Yield @ 99.9982                7.031       7.023       7.007       6.997       6.964       6.950       6.935
Average Life (yrs.)            14.17        9.84        6.27        5.09        3.15        2.71       2.37
Window (mo.)                 150 - 193    97 - 139    64 - 98     53 - 71     33 - 46     30 - 35     27 - 30
Expected Final Mat.           7/15/15     1/15/11     8/15/07     5/15/05     4/15/03     5/15/02    12/15/01
Duration (yrs.)                 8.73        6.89        4.91        4.15        2.74        2.40       2.11

Class A-6F
Yield @ 99.9780                7.487       7.503       7.509       7.515       7.462       7.419       7.371
Average Life (yrs.)            21.14       16.11       12.45       10.32        5.79        4.44       2.96
Window (mo.)                 193 - 344   139 - 306    98 - 251    71 - 218    46 - 160    35 - 145    30 - 52
Expected Final Mat.           2/15/28     12/15/24    5/15/20     8/15/17     10/15/12    7/15/11    10/15/03
Duration (yrs.)                10.31        9.02        7.77        6.84        4.44        3.61       2.57
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                       Sensitivity Analysis -- To Maturity
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Group A % of CPR                10%         15%          20%         30%         32%         35%        40%
Group F % of PPC                50%         75%         100%        115%        160%        175%       200%

Class A-7F
Yield @ 99.9729                6.959       6.956       6.954       6.953       6.951       6.952       6.948
Average Life (yrs.)             8.10        7.31        6.82        6.67        6.43        6.45       5.92
Window (mo.)                  37 - 342    37 - 304    37 - 249    38 - 216    42 - 158    44 - 143   47 - 125
Expected Final Mat.           12/15/27    10/15/24    3/15/20     6/15/17     8/15/12     5/15/11    11/15/09
Duration (yrs.)                 5.87        5.46        5.19        5.11        4.97        4.98       4.66

Class M-1
Yield @ 99.9746                7.440       7.432       7.424       7.417       7.405       7.403       7.400
Average Life (yrs.)            12.85        9.36        7.20        6.13        4.77        4.52       4.30
Window (mo.)                  74 - 312    52 - 249    40 - 196    37 - 169    40 - 123    41 - 112    43 - 96
Expected Final Mat.           6/15/25     3/15/20     10/15/15    7/15/13     9/15/09     10/15/08    6/15/07
Duration (yrs.)                 7.68        6.24        5.19        4.60        3.81        3.66       3.54

Class M-2
Yield @ 96.9769                7.839       7.924       8.015       8.086       8.221       8.258       8.304
Average Life (yrs.)            12.73        9.23        7.11        6.04        4.64        4.36       4.05
Window (mo.)                  74 - 295    52 - 229    40 - 179    37 - 154    38 - 112    39 - 102    39 - 87
Expected Final Mat.           1/15/24     7/15/18     5/15/14     4/15/12     10/15/08    12/15/07    9/15/06
Duration (yrs.)                 7.55        6.13        5.09        4.50        3.69        3.52       3.33

Class B
Yield @ 87.3618                9.288       9.726       10.202      10.568      11.289      11.503     11.788
Average Life (yrs.)            12.06        8.67        6.65        5.65        4.32        4.03       3.70
Window (mo.)                  74 - 261    52 - 196    40 - 153    37 - 130    37 - 95     37 - 86     37 - 74
Expected Final Mat.           3/15/21     10/15/15    3/15/12     4/15/10     5/15/07     8/15/06     8/15/05
Duration (yrs.)                 7.04        5.69        4.71        4.15        3.38        3.20       3.00

Class A-1A
Average Life (yrs.)             6.94        5.00        3.82        2.78        2.31        2.07       1.73
Window (mo.)                  1 - 344     1 - 306     1 - 251     1 - 218     1 - 160     1 - 145     1 - 125
Expected Final Mat.           2/15/28     12/15/24    5/15/20     8/15/17     10/15/12    7/15/11    11/15/09
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                       Sensitivity Analysis -- To 10% Call
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
Group A % of CPR                10%         15%          20%         30%         32%         35%        40%
Group F % of PPC                50%         75%         100%        115%        160%        175%       200%

Class A-6F
Yield @ 100.0000               7.446       7.441       7.434       7.428       7.408       7.398       7.371
Average Life (yrs.)            17.42       12.70        9.70        7.87        4.98        4.19       2.96
Window (mo.)                 193 - 211   139 - 154    98 - 119    71 - 101    46 - 74     35 - 67     30 - 52
Expected Final Mat.           1/15/17     4/15/12     5/15/09     11/15/07    8/15/05     1/15/05    10/15/03
Duration (yrs.)                 9.51        7.99        6.71        5.77        4.02        3.47       2.57

Class A-7F
Yield @ 100.0000               6.959       6.956       6.953       6.952       6.946       6.943       6.937
Average Life (yrs.)             8.09        7.28        6.75        6.50        5.56        5.23       4.65
Window (mo.)                  37 - 211    37 - 154    37 - 119    38 - 101    42 - 74     44 - 67     47 - 57
Expected Final Mat.           1/15/17     4/15/12     5/15/09     11/15/07    8/15/05     1/15/05     3/15/04
Duration (yrs.)                 5.87        5.45        5.16        5.03        4.46        4.25       3.86

Class M-1
Yield @ 100.0000               7.439       7.430       7.421       7.414       7.401       7.399       7.396
Average Life (yrs.)            12.00        8.61        6.61        5.61        4.40        4.18       4.00
Window (mo.)                  74 - 211    52 - 154    40 - 119    37 - 101    40 - 74     41 - 67     43 - 57
Expected Final Mat.           1/15/17     4/15/12     5/15/09     11/15/07    8/15/05     1/15/05     3/15/04
Duration (yrs.)                 7.49        6.01        4.95        4.36        3.60        3.46       3.35

Class M-2
Yield @ 100.0000               7.847       7.938       8.038       8.114       8.258       8.296       8.345
Average Life (yrs.)            12.00        8.61        6.61        5.61        4.33        4.08       3.80
Window (mo.)                  74 - 211    52 - 154    40 - 119    37 - 101    38 - 74     39 - 67     39 - 57
Expected Final Mat.           1/15/17     4/15/12     5/15/09     11/15/07    8/15/05     1/15/05     3/15/04
Duration (yrs.)                 7.39        5.94        4.89        4.31        3.52        3.36       3.17

Class B
Yield @ 100.0000               9.301       9.750       10.239      10.614      11.348      11.566     11.862
Average Life (yrs.)            11.81        8.46        6.49        5.50        4.22        3.94       3.61
Window (mo.)                  74 - 211    52 - 154    40 - 119    37 - 101    37 - 74     37 - 67     37 - 57
Expected Final Mat.           1/15/17     4/15/12     5/15/09     11/15/07    8/15/05     1/15/05     3/15/04
Duration (yrs.)                 7.00        5.64        4.65        4.10        3.33        3.16       2.95

Class A-1A
Average Life (yrs.)             6.57        4.65        3.54        2.66        2.14        1.92       1.61
Window (mo.)                  1 - 211     1 - 154     1 - 119     1 - 101      1 - 74      1 - 67     1 - 57
Expected Final Mat.           1/15/17     4/15/12     5/15/09     11/15/07    8/15/05     1/15/05     3/15/04
-------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                     Loan Group F Collateral Summary
-----------------------------------------------------------------------------------------------------------

Collateral statistics for the fixed rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
-----------------------------------------------------------------------------------------------------------
Total Number of Loans                                                  1,984
Total Outstanding Loan Balance                               $162,228,730.53
Balloon (% of Total)                                                   2.39%
Average Loan Principal Balance                                    $81,768.51       $4,969.28 to $660,000.00
WA Coupon                                                             10.07%                7.35% to 16.50%
WA Original Term (mo.)                                                   319                      60 to 360
WA Remaining Term (mo.)                                                  319                      59 to 360
WA CLTV                                                               72.83%                7.30% to 90.00%
WA Second Mortgage Ratio                                              41.56%                7.63% to 96.40%
(for 2nd liens only)
Lien Position (first/second)                                  94.81% / 5.19%
Property Type
        Single Family                                                 71.20%
        Condo                                                          2.53%
        Two-to-Four Family                                            20.36%
        Five-to-Eight Family                                           3.21%
        Mixed Use                                                      2.23%
        Mobile Home                                                    0.47%
Occupancy Status
        Owner Occupied                                                90.08%
        Non-Owner Occupied                                             9.92%
Geographic Distribution
other states account individually for less than            NY:        45.00%
5% of pool balance                                         OH:         8.21%
                                                           NJ:         7.96%
                                                           PA:         6.68%
                                                           IL:         5.51%
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                  Loan Group F Collateral Summary
-----------------------------------------------------------------------------------------------------------
Collateral statistics for the fixed rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                          Principal Balances
-----------------------------------------------------------------------------------------------------------
                                           Mortgage                                         % of Group F
($)                                         Loans           Principal Balance ($)         Principal Balance
-----------------------------------------------------------------------------------------------------------
      0.01 -  25,000.00                      182                3,484,093.82                    2.15
 25,000.01 -  50,000.00                      532               20,500,366.76                   12.64
 50,000.01 -  75,000.00                      442               27,190,091.03                   16.76
 75,000.01 - 100,000.00                      270               23,573,390.65                   14.53
100,000.01 - 125,000.00                      176               19,835,697.92                   12.23
125,000.01 - 150,000.00                      139               19,098,692.23                   11.77
150,000.01 - 175,000.00                       93               15,042,000.07                    9.27
175,000.01 - 200,000.00                       61               11,370,704.03                    7.01
200,000.01 - 225,000.00                       42                8,881,294.56                    5.47
225,000.01 - 250,000.00                       11                2,611,427.35                    1.61
250,000.01 - 275,000.00                       19                4,983,180.99                    3.07
275,000.01 - 300,000.00                       10                2,909,273.52                    1.79
300,000.01 - 325,000.00                        3                  953,750.00                    0.59
350,000.01 - 375,000.00                        2                  717,000.00                    0.44
400,000.01 - 425,000.00                        1                  417,767.60                    0.26
650,000.01 - 675,000.00                        1                  660,000.00                    0.41
                                           -----              --------------                  ------
Total:                                     1,984              162,228,730.53                  100.00
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group F Collateral Summary
--------------------------------------------------------------------------------
        Collateral statistics for the fixed rate home equity loans in the
                   Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Loan Rates
--------------------------------------------------------------------------------
(%)                    Mortgage                                   % of Group F
                        Loans        Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
7.001 - 7.500               39             3,811,592.39                 2.35
7.501 - 8.000              127            12,795,249.31                 7.89
8.001 - 8.500              127            14,270,146.53                 8.80
8.501 - 9.000              185            18,070,846.24                11.14
9.001 - 9.500              171            15,297,790.01                 9.43
9.501 - 10.000             292            25,253,178.53                15.57
10.001 - 10.500            187            13,793,349.82                 8.50
10.501 - 11.000            293            21,910,173.36                13.51
11.001 - 11.500            157            10,815,839.87                 6.67
11.501 - 12.000            157            11,032,223.69                 6.80
12.001 - 12.500             88             5,314,733.99                 3.28
12.501 - 13.000             80             5,027,345.01                 3.10
13.001 - 13.500             22             1,448,541.66                 0.89
13.501 - 14.000             28             1,712,031.98                 1.06
14.001 - 14.500             14               659,682.93                 0.41
14.501 - 15.000             13               755,993.66                 0.47
15.001 - 15.500              3               199,089.58                 0.12
16.001 - 16.500              1                60,921.97                 0.04
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Prepayment Penalties
--------------------------------------------------------------------------------
                       Mortgage                                   % of Group F
                        Loans        Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Penalty                  1,467           125,404,750.77                77.30
No Penalty                 517            36,823,979.76                22.70
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group F Collateral Summary
--------------------------------------------------------------------------------
        Collateral statistics for the fixed rate home equity loans in the
                   Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        Original Term to Stated Maturity
--------------------------------------------------------------------------------
(months)                 Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
1 - 60                       7               193,012.06                 0.12
61 - 120                    76             3,190,509.97                 1.97
121 - 180                  383            22,956,534.57                14.15
181 - 240                  164            11,324,534.86                 6.98
241 - 300                   41             3,958,850.71                 2.44
301 - 360                1,313           120,605,288.36                74.34
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Remaining Term to Stated Maturity
--------------------------------------------------------------------------------
(months)                 Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
1 - 60                       7               193,012.06                 0.12
61 - 120                    76             3,190,509.97                 1.97
121 - 180                  383            22,956,534.57                14.15
181 - 240                  164            11,324,534.86                 6.98
241 - 300                   41             3,958,850.71                 2.44
301 - 360                1,313           120,605,288.36                74.34
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Seasoning
--------------------------------------------------------------------------------
(months)                 Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
0                        1,271           103,204,631.31                63.62
1 - 3                      673            55,404,511.46                34.15
4 - 6                       34             2,899,432.67                 1.79
7 - 12                       4               368,545.15                 0.23
13 or more                   2               351,609.94                 0.22
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Balloon Loans
--------------------------------------------------------------------------------
                         Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Balloon                     47             3,871,098.29                 2.39
Level Pay                1,937           158,357,632.24                97.61
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group F Collateral Summary
--------------------------------------------------------------------------------
        Collateral statistics for the fixed rate home equity loans in the
                   Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Combined Loan-to-Value Ratio
--------------------------------------------------------------------------------
(%)                    Mortgage                                   % of Group F
                        Loans        Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
5.01 - 10.00                 3                75,615.00                 0.05
10.01 - 15.00                4                78,568.17                 0.05
15.01 - 20.00               16               546,726.45                 0.34
20.01 - 25.00               18               624,967.16                 0.39
25.01 - 30.00               23             1,136,952.00                 0.70
30.01 - 35.00               29             1,298,156.80                 0.80
35.01 - 40.00               45             2,418,017.94                 1.49
40.01 - 45.00               61             3,198,539.20                 1.97
45.01 - 50.00               94             5,250,358.53                 3.24
50.01 - 55.00               75             5,721,606.71                 3.53
55.01 - 60.00              116             7,700,916.52                 4.75
60.01 - 65.00              138            10,032,376.42                 6.18
65.01 - 70.00              281            21,746,434.57                13.40
70.01 - 75.00              228            20,326,709.02                12.53
75.01 - 80.00              461            40,384,255.57                24.89
80.01 - 85.00              207            20,228,462.58                12.47
85.01 - 90.00              185            21,460,067.89                13.23
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group F Collateral Summary
--------------------------------------------------------------------------------
        Collateral statistics for the fixed rate home equity loans in the
                   Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Occupancy Type
--------------------------------------------------------------------------------
                         Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Owner occupied           1,743           146,129,290.69                90.08
Non-owner occupied         241            16,099,439.84                 9.92
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
                         Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Single Family            1,527           115,500,401.05                71.20
Condo                       56             4,110,961.41                 2.53
Two-to-Four Family         301            33,026,258.42                20.36
Five-to-Eight Family        46             5,205,956.95                 3.21
Mixed Use                   37             3,615,090.50                 2.23
Mobile Home                 17               770,062.20                 0.47
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     States
--------------------------------------------------------------------------------
                         Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
AR                           8               422,941.99                 0.26
AZ                           7               360,746.80                 0.22
CA                           1                44,881.00                 0.03
CO                           4               144,856.66                 0.09
CT                          29             2,528,506.60                 1.56
DC                           1               272,700.00                 0.17
DE                           8               716,097.69                 0.44
FL                         101             5,134,526.87                 3.16
GA                          70             3,957,646.86                 2.44
IL                         100             8,937,510.95                 5.51
       continued...
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group F Collateral Summary
--------------------------------------------------------------------------------
        Collateral statistics for the fixed rate home equity loans in the
                   Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               States (continued)
--------------------------------------------------------------------------------
                         Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
IN                          50             3,006,467.15                 1.85
KS                           2               133,313.38                 0.08
KY                          13               807,360.35                 0.50
LA                          16               608,441.41                 0.38
MA                          53             5,193,806.92                 3.20
MD                          26             2,722,040.40                 1.68
ME                          15               833,745.48                 0.51
MI                          67             3,621,015.90                 2.23
MN                           1                14,829.02                 0.01
MO                          17               874,124.73                 0.54
MS                          16               548,408.68                 0.34
NC                          55             3,167,700.36                 1.95
NE                           1                60,000.00                 0.04
NH                          12               655,876.78                 0.40
NJ                         128            12,920,418.79                 7.96
NM                           2               128,208.35                 0.08
NY                         663            73,000,969.03                45.00
OH                         200            13,314,876.93                 8.21
OK                           3               308,374.46                 0.19
OR                           1                55,000.00                 0.03
PA                         203            10,831,685.86                 6.68
RI                           6               376,273.02                 0.23
SC                          14               838,778.84                 0.52
TN                          62             3,812,583.97                 2.35
TX                           7               344,427.60                 0.21
VA                          18             1,301,174.23                 0.80
WA                           1                62,931.86                 0.04
WI                           2               126,490.74                 0.08
WV                           1                38,990.87                 0.02
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group F Collateral Summary
--------------------------------------------------------------------------------
        Collateral statistics for the fixed rate home equity loans in the
                   Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Lien Position
--------------------------------------------------------------------------------
                         Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
First Lien               1,761           153,814,249.53                94.81
Second Lien                223             8,414,481.00                 5.19
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Second Mortgage Ratio
--------------------------------------------------------------------------------
(%)                      Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
5.01 - 10.00                 3                21,445.68                 0.25
10.01 - 15.00                7                84,938.15                 1.01
15.01 - 20.00               35               770,593.26                 9.16
20.01 - 25.00               30               764,343.91                 9.08
25.01 - 30.00               29               926,930.24                11.02
30.01 - 35.00               19               700,350.36                 8.32
35.01 - 40.00               28             1,146,016.31                13.62
40.01 - 45.00               16               832,542.40                 9.89
45.01 - 50.00               10               589,487.26                 7.01
50.01 - 55.00               12               735,676.36                 8.74
55.01 - 60.00                9               566,681.47                 6.73
60.01 - 65.00                9               470,157.51                 5.59
65.01 - 70.00                5               237,775.00                 2.83
70.01 - 75.00                2               133,000.00                 1.58
75.01 - 80.00                4               169,350.00                 2.01
80.01 - 85.00                2               117,372.33                 1.39
85.01 - 90.00                1                64,963.76                 0.77
90.01 - 95.00                1                33,500.00                 0.40
95.01 - 100.00               1                49,357.00                 0.59
Total:                     223             8,414,481.00               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group F Collateral Summary
--------------------------------------------------------------------------------
        Collateral statistics for the fixed rate home equity loans in the
                   Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Documentation Type
--------------------------------------------------------------------------------
                         Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Full                     1,502           123,273,044.03                75.99
Alternate                  282            24,705,046.93                15.23
Limited                    170            11,903,962.11                 7.34
No                          30             2,346,677.46                 1.45
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Credit Grade
--------------------------------------------------------------------------------
                         Mortgage                                 % of Group F
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
A                        1,106            97,501,546.07                60.10
B                          419            32,960,909.40                20.32
C                          342            25,291,857.67                15.59
D                          117             6,474,417.39                 3.99
Total:                   1,984           162,228,730.53               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group A Collateral Summary
--------------------------------------------------------------------------------

         Collateral statistics for the adjustable rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------
Total Number of Loans                          250
Total Outstanding Loan Balance      $20,074,082.25
Average Loan Principal Balance          $80,296.33     $14,400.00 to $286,836.58
WA Coupon                                   10.29%               7.70% to 15.35%
ARM Characteristics
   Margin                                    6.44%               4.05% to 10.95%
   First Periodic Cap                        3.00%                2.00% to 3.00%
   Subsequent Periodic Cap                   1.00%
   Lifetime Cap                             17.27%              14.70% to 22.35%
   Lifetime Floor                           10.28%               0.00% to 15.35%
WA Original Term (mo.)                        359                     180 to 360
WA Remaining Term (mo.)                       358                     180 to 360
Lien Position (first/second)       100.00% / 0.00%
WA LTV                                      78.18%              16.36% to 90.00%
Loan Type
   2 yr Fixed, 6 mo LI ARM                  19.19%
   3 yr Fixed, 6 mo LI ARM                  80.81%
Property Type
   Single Family                            88.30%
   Two- to Four-Family                       6.53%
   Condo                                     5.17%
Occupancy Status
   Owner Occupied                           91.93%
   Non-Owner Occupied                        8.07%
Geographic Distribution

other states account individually
for less than                        OH:    32.22%
5% of pool balance                   IL:     9.57%
                                     PA:     7.14%
                                     GA:     6.94%
                                     FL:     6.36%
                                     NJ:     6.16%
                                     MI:     5.66%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group A Collateral Summary
--------------------------------------------------------------------------------

         Collateral statistics for the adjustable rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Principal Balances
--------------------------------------------------------------------------------
($)                      Mortgage                                 % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
0.01 - 25,000.00             11             230,702.99                 1.15
25,000.01 - 50,000.00        67           2,664,746.95                13.27
50,000.01 - 75,000.00        70           4,386,781.05                21.85
75,000.01 - 100,000.00       40           3,394,671.29                16.91
100,000.01 - 125,000.00      22           2,476,270.55                12.34
125,000.01 - 150,000.00      15           2,040,073.51                10.16
150,000.01 - 175,000.00      11           1,729,707.34                 8.62
175,000.01 - 200,000.00       3             558,450.00                 2.78
200,000.01 - 225,000.00       5           1,060,428.09                 5.28
225,000.01 - 250,000.00       2             469,613.90                 2.34
250,000.01 - 275,000.00       3             775,800.00                 3.86
275,000.01 - 300,000.00       1             286,836.58                 1.43
Total:                      250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group A Collateral Summary
--------------------------------------------------------------------------------

         Collateral statistics for the adjustable rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Loan Rates
--------------------------------------------------------------------------------
(%)                      Mortgage                                 % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
7.501 - 8.000                3             315,550.00                 1.57
8.001 - 8.500                5             555,314.45                 2.77
8.501 - 9.000               19           1,953,292.61                 9.73
9.001 - 9.500               26           2,255,073.26                11.23
9.501 - 10.000              53           4,261,163.70                21.23
10.001 - 10.500             33           2,814,528.43                14.02
10.501 - 11.000             52           4,370,896.73                21.77
11.001 - 11.500             11             791,442.44                 3.94
11.501 - 12.000             19           1,397,802.96                 6.96
12.001 - 12.500             13             712,900.82                 3.55
12.501 - 13.000              6             219,450.00                 1.09
13.001 - 13.500              2             116,200.00                 0.58
13.501 - 14.000              4             129,287.85                 0.64
14.001 - 14.500              2             102,879.00                 0.51
14.501 - 15.000              1              42,600.00                 0.21
15.001 - 15.500              1              35,700.00                 0.18
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Prepayment Penalties
--------------------------------------------------------------------------------
                         Mortgage                                 % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Penalty                    228          18,298,918.79                91.16
No Penalty                  22           1,775,163.46                 8.84
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group A Collateral Summary
--------------------------------------------------------------------------------

         Collateral statistics for the adjustable rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Original Term to Stated Maturity
--------------------------------------------------------------------------------
(months)                 Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
180                          1              30,000.00                 0.15
240                          1             203,502.34                 1.01
360                        248          19,840,579.91                98.84
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Remaining Term to Stated Maturity
--------------------------------------------------------------------------------
(months)                 Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
121 - 180                    1              30,000.00                 0.15
181 - 240                    1             203,502.34                 1.01
301 - 360                  248          19,840,579.91                98.84
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    Seasoning
--------------------------------------------------------------------------------
(months)                 Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
0                          185          14,881,499.53                74.13
1 - 3                       62           4,928,492.56                24.55
4 - 6                        2             171,877.41                 0.86
7 - 12                       1              92,212.75                 0.46
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group A Collateral Summary
--------------------------------------------------------------------------------

         Collateral statistics for the adjustable rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Loan-to-Value Ratio
--------------------------------------------------------------------------------
(%)                       Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
20.00 or Less                2            83,982.74                   0.42
20.01 - 30.00                2            60,000.00                   0.30
30.01 - 35.00                1            19,000.00                   0.09
35.01 - 40.00                2            64,396.58                   0.32
40.01 - 50.00               10           474,680.02                   2.36
50.01 - 55.00                4           147,196.11                   0.73
55.01 - 60.00               12           600,004.00                   2.99
60.01 - 65.00               15           670,995.50                   3.34
65.01 - 70.00               26         2,139,717.37                  10.66
70.01 - 75.00               34         2,231,332.92                  11.12
75.01 - 80.00               65         5,703,052.28                  28.41
80.01 - 85.00               37         3,888,071.99                  19.37
85.01 - 90.00               40         3,991,652.74                  19.88
Total:                     250        20,074,082.25                 100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Occupancy Type
--------------------------------------------------------------------------------
                          Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Owner occupied             215          18,453,451.09                91.93
Non-owner occupied          35           1,620,631.16                 8.07
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Property Type
--------------------------------------------------------------------------------
                          Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Single Family              214          17,726,345.99                88.30
Two-to-Four Family          20           1,310,675.60                 6.53
Condo                       16           1,037,060.66                 5.17
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group A Collateral Summary
--------------------------------------------------------------------------------

         Collateral statistics for the adjustable rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     States
--------------------------------------------------------------------------------
                          Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
AR                           1              90,960.00                 0.45
AZ                           3             153,777.99                 0.77
CO                           4             546,269.63                 2.72
CT                           3             144,911.40                 0.72
DE                           4             474,554.00                 2.36
FL                          16           1,277,230.22                 6.36
GA                          14           1,392,562.23                 6.94
ID                           1             159,950.28                 0.80
IL                          17           1,921,847.12                 9.57
IN                           6             638,715.19                 3.18
KY                           5             283,942.64                 1.41
MA                          11             767,810.30                 3.82
MD                           3             389,069.45                 1.94
MI                          22           1,136,594.98                 5.66
MO                          10             818,563.39                 4.08
NC                           3             159,550.00                 0.79
NH                           1              69,000.00                 0.34
NJ                          12           1,235,753.89                 6.16
NY                           3             151,431.54                 0.75
OH                          90           6,467,368.25                32.22
PA                          15           1,433,788.09                 7.14
RI                           1              35,871.11                 0.18
TN                           1              72,250.00                 0.36
VA                           3             183,460.55                 0.91
WV                           1              68,850.00                 0.34
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group A Collateral Summary
--------------------------------------------------------------------------------

         Collateral statistics for the adjustable rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               Documentation Type
--------------------------------------------------------------------------------
                          Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
Full                       186          15,227,461.67                75.86
Alternate                   31           2,337,720.86                11.65
Limited                     21           1,608,040.16                 8.01
No                          12             900,859.56                 4.49
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Credit Grade
--------------------------------------------------------------------------------
                          Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
A                          114          10,388,524.09                51.75
B                           60           4,676,171.11                23.29
C                           52           3,814,421.15                19.00
D                           24           1,194,965.90                 5.95
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Product Type
--------------------------------------------------------------------------------
                                  Mortgage     Principal         % of Group A
                                   Loans       Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2 year Fixed, 6 mo. LIBOR ARM        45       3,851,552.18           19.19
3 year Fixed, 6 mo. LIBOR ARM       205      16,222,530.07           80.81
Total:                              250      20,074,082.25          100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group A Collateral Summary
--------------------------------------------------------------------------------

         Collateral statistics for the adjustable rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     Margin
--------------------------------------------------------------------------------
(%)                       Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
4.001 - 4.500                8             965,296.51                 4.81
4.501 - 5.000                6             750,248.24                 3.74
5.001 - 5.500               22           1,938,473.38                 9.66
5.501 - 6.000               41           3,005,912.61                14.97
6.001 - 6.500               47           4,022,344.61                20.04
6.501 - 7.000               52           4,528,247.33                22.56
7.001 - 7.500               26           2,124,620.48                10.58
7.501 - 8.000               17           1,225,466.83                 6.10
8.001 - 8.500               17             935,825.02                 4.66
8.501 - 9.000                6             267,180.39                 1.33
9.001 - 9.500                4             129,287.85                 0.64
9.501 - 10.000               2             102,879.00                 0.51
10.001 - 10.500              1              42,600.00                 0.21
10.501 - 11.000              1              35,700.00                 0.18
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            Next Rate Adjustment Date
--------------------------------------------------------------------------------
                          Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
August, 2000                 1              92,212.75                 0.46
November, 2000               1              68,082.20                 0.34
December, 2000               1             103,795.21                 0.52
February, 2001               3             238,050.00                 1.19
March, 2001                  9             896,200.10                 4.46
April, 2001                 29           2,255,211.92                11.23
May, 2001                    1             198,000.00                 0.99
January, 2002                1             207,925.75                 1.04
February, 2002               3             430,849.53                 2.15
March, 2002                 57           3,954,196.11                19.70
April, 2002                141          11,405,008.68                56.81
May, 2002                    3             224,550.00                 1.12
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group A Collateral Summary
--------------------------------------------------------------------------------

         Collateral statistics for the adjustable rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  Lifetime Cap
--------------------------------------------------------------------------------
(%)                       Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
14.501 - 15.000              3             315,550.00                 1.57
15.001 - 15.500              6             622,514.45                 3.10
15.501 - 16.000             21           2,159,087.82                10.76
16.001 - 16.500             26           2,255,955.46                11.24
16.501 - 17.000             52           4,124,218.49                20.54
17.001 - 17.500             32           2,746,446.23                13.68
17.501 - 18.000             52           4,347,478.27                21.66
18.001 - 18.500             11             791,442.44                 3.94
18.501 - 19.000             18           1,352,371.42                 6.74
19.001 - 19.500             13             712,900.82                 3.55
19.501 - 20.000              6             219,450.00                 1.09
20.001 - 20.500              1              97,000.00                 0.48
20.501 - 21.000              5             148,487.85                 0.74
21.001 - 21.500              2             102,879.00                 0.51
21.501 - 22.000              1              42,600.00                 0.21
22.001 - 22.500              1              35,700.00                 0.18
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                First Period Cap
--------------------------------------------------------------------------------
(%)                       Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
2.00                         1              45,431.54                 0.23
3.00                       249          20,028,650.71                99.77
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Subsequent Period Cap
--------------------------------------------------------------------------------
(%)                       Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
1.00                       250          20,074,082.25               100.00
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        Loan Group A Collateral Summary
--------------------------------------------------------------------------------

         Collateral statistics for the adjustable rate home equity loans in the Statistic Calculation Pool, as of 4/30/99
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Lifetime Floor
--------------------------------------------------------------------------------
(%)                       Mortgage                                % of Group A
                           Loans     Principal Balance ($)     Principal Balance
--------------------------------------------------------------------------------
7.500 or Less                6             468,999.23                 2.34
7.501 - 8.000                3             315,550.00                 1.57
8.001 - 8.500                5             555,314.45                 2.77
8.501 - 9.000               19           1,953,292.61                 9.73
9.001 - 9.500               26           2,255,073.26                11.23
9.501 - 10.000              51           4,055,368.49                20.20
10.001 - 10.500             32           2,746,446.23                13.68
10.501 - 11.000             50           4,221,206.45                21.03
11.001 - 11.500             11             791,442.44                 3.94
11.501 - 12.000             18           1,352,371.42                 6.74
12.001 - 12.500             13             712,900.82                 3.55
12.501 - 13.000              6             219,450.00                 1.09
13.001 - 13.500              2             116,200.00                 0.58
13.501 - 14.000              4             129,287.85                 0.64
14.001 - 14.500              2             102,879.00                 0.51
14.501 - 15.000              1              42,600.00                 0.21
15.001 - 15.500              1              35,700.00                 0.18
Total:                     250          20,074,082.25               100.00
--------------------------------------------------------------------------------